UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 1, 2013

TICC CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-50398 (Commission File Number)	20-0188736 (I.R.S. Employer Identification No.)

8 Sound Shore Drive, Suite 255

Greenwich, CT 06830

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 983-5275

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Jonathan H. Cohen, Chief Executive Officer of TICC Capital Corp., a Maryland corporation (the “Company”), will be presenting today, Tuesday, October 1, 2013, at the JMP Securities Financial Services and Real Estate Conference (the “JMP Conference”) in New York, New York. A copy of the powerpoint presentation (the “Presentation”) Mr. Cohen will be giving at the JMP Conference is being filed herewith as Exhibit 99.1. The Company also intends to post the Presentation on its website http://www.ticc.com.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
99.1	PowerPoint Presentation Given at JMP Conference on October 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2013	TICC Capital Corp.

	By:	/s/ Saul B. Rosenthal
Saul B. Rosenthal President